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Scudder International Research Fund

Classes A, B and C

Annual Report

October 31, 2001

"We do not foresee any dramatic shifts to the portfolio's positioning, with the possible exception of exposure in the emerging markets."

Contents

3 Performance Summary

6 Economic Overview

8 Portfolio Management Review

14 Portfolio Summary

15 Investment Portfolio

22 Financial Statements

26 Financial Highlights

29 Notes to Financial Statements

36 Report of Independent Auditors

37 Tax Information

38 Shareholder Meeting Results

40 Officers and Directors

41 Investment Products and Services

43 Account Management Resources

Scudder International Research Fund	Nasdaq Symbol	CUSIP Number
Class A	KIRAX	81116K-403
Class B	KIRBX	81116K-502
Class C	KIRCX	81116K-601

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns(a)* (Unadjusted for Sales Charge)
Scudder International Research Fund	1-Year	3-Year	5-Year	10-Year
Class A	-26.96%	-11.51%	4.95%	6.52%
Class B	-27.55%	-12.42%	3.86%	5.40%
Class C	-27.73%	-12.47%	3.82%	5.38%
MSCI EAFE Equity Index+	-24.93%	-3.56%	.57%	4.05%
MSCI EAFE + EMF Index ++	-24.54%	-3.04%	.10%	3.98%
MSCI World Index ex U.S.+++	-25.35%	-3.15%	.76%	4.15%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 5.04	$ 4.73	$ 4.73
10/31/00	$ 13.28	$ 12.94	$ 12.95
Distribution Information: Twelve Months: Capital Gains Distributions	$ 6.00	$ 6.00	$ 6.00

Class A Lipper Rankings* - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	378	of	731	52
3-Year	530	of	542	98
5-Year	66	of	347	19
10-Year	25	of	58	43

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder International Research Fund - Class A -- MSCI EAFE Equity Index+ -- MSCI EAFE + EMF Index++ - - - MSCI World Index ex U.S.+++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder International Research Fund		1-Year	3-Year	5-Year	10-Year
Class A (a)	Growth of $10,000	$6,884	$6,530	$11,999	$17,730
	Average annual total return	-31.16%	-13.24%	3.71%	5.89%
Class B (a)	Growth of $10,000	$7,135	$6,678	$12,051	$16,914
	Average annual total return	-28.65%	-12.59%	3.80%	5.40%
Class C (a)	Growth of $10,000	$7,227	$6,706	$12,060	$16,882
	Average annual total return	-27.73%	-12.47%	3.82%	5.38%
MSCI EAFE Equity Index+	Growth of $10,000	$7,507	$8,969	$10,289	$14,872
	Average annual total return	-24.93%	-3.56%	.57%	4.05%
MSCI EAFE + EMF Index++	Growth of $10,000	$7,546	$9,115	$10,049	$14,782
	Average annual total return	-24.54%	-3.04%	.10%	3.98%
MSCI World Index ex U.S.+++	Growth of $10,000	$7,465	$9,086	$10,386	$15,014
	Average annual total return	-25.35%	-3.15%	.76%	4.15%

The growth of $10,000 is cumulative.

Scudder International Research Fund began operations on February 14, 1990 with Growth Fund of Spain's closed-end shares, which converted to open-end Class A shares on February 11, 1998. The fund changed its objective on April 6, 2000 and was renamed Kemper International Research Fund, and then renamed once more as Scudder International Research Fund on May 25, 2001.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
(a) Returns shown for Class A shares reflect the performance from when the Fund was a closed-end Fund known as The Growth Fund of Spain, Inc. (through December 11, 1998). Because the Fund had no daily sales or redemptions when it was a closed-end fund, its returns may have been different than if it had operated as an open-end fund. Returns shown for Class B and C shares for the periods prior to their inception date on December 14, 1998 are derived from the historical performance of The Growth Fund of Spain, Inc. through December 11, 1998 and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance. Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
+ The MSCI EAFE Equity Index (Morgan Stanley Capital International Europe, Australasia, Far East Equity Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.
++ The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets.
+++ The Morgan Stanley Capital International (MSCI) World Index ex U.S. is an unmanaged, capitalization-weighted measure of both major and emerging overseas stock markets except, obviously, for the United States.
Beginning with the next semiannual report, the MSCI World Index, which accommodates a slightly larger investment universe, will be shown instead of the MSCI EAFE Equity and the MSCI EAFE + EMF Indexes.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder International Research Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder International Research Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Portfolio Manager Elizabeth van Caloen joined the Advisor in 1987 and the fund team in 2001. Ms. van Caloen began her investment career in 1982.

Portfolio Manager Andreas Waldburg-Wolfegg joined the Advisor in 1997 and the fund team in 2001. Mr. Waldburg-Wolfegg began his investment career in 1993.

Portfolio Manager Ahmad F. Zuaiter joined the Advisor and the fund team in 2001. Mr. Zuaiter began his investment career in 1993.

In the following interview, Lead Portfolio Managers Elizabeth van Caloen, Andreas Waldburg-Wolfegg and Ahmad Zuaiter discuss Scudder International Research Fund's strategy and the market environment during the 12-month period ended October 31, 2001.

Q: Will you provide a general overview of the global markets for the annual period ended October 31, 2001?

A: This period doubtless will be most remembered for the terrorist attacks in New York City and Washington, D.C., on September 11, 2001, and the unimaginable loss of life that accompanied them. These events have touched us all, both professionally and personally.

Developed and emerging economies and markets around the world were already suffering from an overall deteriorating economic and corporate profit environment. We had seen the popping of the investment bubble that had built up through March of 2000. It was global in nature. Technology was particularly hard hit, although no sector was immune to the global downturn. News of earnings disappointments and layoffs dominated the headlines for the bulk of the period. Swings in investor sentiment were both powerful and frequent as the economic backdrop deteriorated in fits and starts. Even the news of lower interest rates seemed to be met with "too little, too late" skepticism.

Bad went to worse after the September terrorist attacks on the United States, when heightened political risks caused a sharp decline in investors' risk tolerance. Coordinated cuts in interest rates by the Federal Reserve, the European Central Bank and others, while encouraging and unprecedented in nature, did little to allay people's most basic concerns about what to expect.

Q: How did the fund respond in this uncertain environment?

A: For the 12-month period ending October 31, 2001, Scudder International Research Fund declined 26.96 percent (Class A shares unadjusted for sales charges), compared with the fund's current benchmark, the Morgan Stanley Capital International World Index ex United States (MSCI World ex US), which fell 25.35 percent. The fund's former benchmark, the Morgan Stanley Capital International Europe, Australia, Far East and Emerging Markets Free Index (MSCI EAFE+EMF), also declined for the period, by 24.54 percent. The MSCI EAFE+EMF does not include Canada, where the fund now invests. As a result, the fund's benchmark was changed in January 2001 to accommodate a slightly larger investment universe. The MSCI World ex US is an unmanaged, capitalization-weighted measure of both major and emerging overseas stock markets except, obviously, for the United States.

As you know, we try to maintain a diversified portfolio of international equities while also adhering to a regional allocation that is neutral compared with our benchmark. The three regions are Europe, Japan and the emerging markets. In Europe and Japan, we keep the fund's sector allocations neutral as well. Weakness among Japanese industrials and financials - reflecting economic weakness in that country - contributed to relative underperformance in developed markets. Exposure to Japan hurt the fund, because Japan continues to struggle with financial woes and a stagnant economy. However, because we are regionally neutral, we had to maintain a stake there (roughly 20 percent of the portfolio is invested in Japan). One Japanese holding that hurt in particular was electronics giant NEC, now 0.6 percent of net assets, but with an average weighting during the period of 1.02 percent, it was significantly overweight relative to the index exposure. The company, the largest of its kind in Japan, has three business segments comprising electric devices (such as semiconductors), telecommunication equipment and computers. NEC is the second largest semiconductor company in the world, and is the largest Japanese manufacturer of telecom equipment and personal computers. The bursting of the technology bubble hurt the company, and moreover, we expect that the seasonal recovery of semiconductor demand will be weaker than originally thought due to the negative impact from the recent events in the United States. However, our positive view on the company's restructuring efforts and its competitive position remains intact.

Despite the negatives, some of our stock picks took the spotlight in the period. One of the top contributors to total return was Aracruz (0.8 percent of net assets), Brazil's pulp and paper conglomerate, whose stock rallied nearly 25 percent for the period. Aracruz is one of the lowest-cost pulp producers in the world, which we believe is key to its competitive fortitude. This cost advantage is due to the growth cycle of its Brazilian eucalyptus pulp plantations (seven years), whereas its Indonesian cousins rely on the harvesting of rain forests. We believe the plantation-generated cost advantage is a safer one: the Indonesians run the risk of incurring higher transportation costs (a major component of raw material costs) as they look for native forests farther and farther from their operations. They must also contend with issues of environmental damage (erosion) and pulp quality.

Q: What is your outlook for global markets for the next six months or so?

A: First, let's review the role of macroeconomics in our investment decision-making process. The three of us function as coordinators for our team of roughly 20 analysts who are actually managing the portfolio on a stock-specific basis. We monitor global sector exposure in an effort to minimize any inadvertent global sector bets. Regardless of any ad hoc rebalancing we may do, we review the portfolio quarterly to determine if any sector or regional allocations have shifted as a result of market movements.

That said, we do not foresee any dramatic shifts to the portfolio's positioning, with the possible exception of exposure in the emerging markets. We do not have any holdings in Argentina, and we are reducing our exposure to Brazil. Brazil is doing well on the fiscal-reform front by any external measure in modern times; however, because Argentina cannot service its debt, foreign investors assume that Brazil may fail in the same way and therefore refuse to buy any kind of emerging-markets debt. As a result, the costs of servicing debt could skyrocket for Brazil, which could put real strains on the Brazilian economy. On a positive note, we are adding to our investments in Russia. Russia is doing well, largely because its stocks are extremely undervalued. In addition, oil prices have generated huge cash flow, and the positive investor reaction has spilled over into other sectors. There has also been evidence of government reform and stability.

As for our outlook on global markets, we continue to wait for Japan's economy to improve and structural reform to take hold. In Europe, budget constraints prevent the European Central Bank and the Bank of England from moving as aggressively on the fiscal front as the United States, but Europe is nonetheless projected to grow by 1.5 percent this year, well ahead of current projections for the United States. What's more, Europe is not burdened by the imbalances that characterize the U.S. financial system, such as high levels of debt among both consumers and corporations. Stock market valuations have grown very attractive, and the prospect of further interest rate cuts has further enhanced the potential for equities. Pension reform and tax reform continue to move forward, which also creates a positive backdrop for stocks. Finally, the imperative for merger and restructuring activity remains strong.

Turning to the emerging markets, we do think that a liquidity rally has begun, so we have begun to accelerate our move toward more-liquid stocks. We see this scenario as similar to the liquidity rallies after the Asian and Russian crises and the Long Term Capital meltdown of the 1990s, when central banks lowered interest rates and liquidity was abundant. We have recently experienced one of the most dramatic series of interest-rate reductions in U.S. history. Central banks in Europe and Japan have also lowered rates. The result is a lot of liquidity looking for a home. The current liquidity is potentially more potent than the surge created after the Asian and Russian crises. At that time, the United States was absorbing the capital into its growing economy. This time, the economies of all the developed markets are slowing in part due to excess capacity and cannot absorb the liquidity. This new liquidity will likely flow into financial assets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary October 31, 2001

Ten Largest Equity Holdings at October 31, 2001* (20.6% of Portfolio)
1. GlaxoSmithKline PLC Developer of vaccines, health-related consumer products, prescriptions and OTC medicines	United Kingdom	2.5%
2. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.4%
3. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	2.4%
4. Barclays PLC Provider of commercial and investment banking, insurance and other financial services	United Kingdom	2.2%
5. Total Fina ELF SA "B" Explorer, refiner, and transporter of oil and natural gas	France	2.2%
6. Royal Dutch Petroleum Co. Explorer and producer of petroleum products	Netherlands	2.1%
7. BP PLC Explorer and producer of oil and natural gas	United Kingdom	1.9%
8. Societe Generale "A" Provider of banking services	France	1.8%
9. Deutsche Bank AG Provider of financial services	Germany	1.6%
10. Banco Bilbao Vizcaya Argentaria SA Provider of commercial banking services	Spain	1.5%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 97.5%
Australia 3.0%
Aristocrat Leisure Ltd. (Manufacturer, supplier and seller of gaming machines)	33,400	110,184
Brambles Industries PLC (Provider of logistical and waste management services)	18,166	99,654
Westfield Holding Ltd. (Developer, builder, leaser and manager of shopping centers)	14,800	126,517
Westpac Banking Corp., Ltd. (Provider of banking services)	14,973	111,609
		447,964
Belgium 0.6%
Interbrew (Brewer of beers)	3,500	90,851
Brazil 0.8%
Aracruz Celulose SA (ADR) (Manufacturer of forest products and producer of bleached eucalyptus pulp)	6,700	117,250
Canada 4.0%
Alcan, Inc. (Manufacturer of aluminum and finished products)	2,800	85,874
Bank of Nova Scotia (Provider of banking services)	3,500	96,653
Canadian National Railway Co. (Operator of railroads)	2,300	92,122
Imperial Oil Ltd. (Producer and refiner of natural gas and petroleum products)	3,400	94,320
Nortel Networks Corp. (Provider of telephone, data and wireless products for the Internet)	8,200	47,642
Precision Drilling Corp.* (Provider of drilling and energy services)	3,300	84,230
Royal Bank of Canada (Provider of banking services)	3,200	94,313
		595,154
China 0.7%
China Petroleum and Chemical Corp. (Explorer and producer of crude oil and natural gas)	696,000	107,971
Denmark 0.9%
Novo Nordisk AS (Developer of diabetes care products)	3,300	133,871
Egypt 0.4%
Egyptian Mobile Phone Network Ltd.* (Provider of cellular telecommunication services)	7,500	65,095
Finland 0.7%
TietoEnator Oyj (Provider of information technology services)	4,800	107,574
France 10.6%
Assurances Generales de France (Provider of health, life, fire, accident and special risk insurance)	1,521	70,229
Aventis SA (Manufacturer of life science products)	2,211	162,683
Groupe Danone (Producer of food products)	838	96,920
Lafarge SA (Supplier of various building materials)	878	77,997
PSA Peugeot Citroen (Manufacturer of automobiles and light commercial vehicles)	3,505	142,434
Sanofi-Synthelabo SA (Manufacturer of health care products and medical and surgical equipment)	2,188	144,252
Schneider Electric SA (Manufacturer of electronic components and automated manufacturing systems)	3,060	122,505
Societe Generale "A" (Provider of banking services)	5,300	264,988
Suez SA (Builder of water treatment plants)	5,470	171,970
Total Fina ELF SA "B" (Explorer, refiner and transporter of oil and natural gas)	2,275	319,428
		1,573,406
Germany 10.7%
Allianz AG (Provider of multi-line insurance services)	610	143,242
Atlanta AG (Developer and manufacturer of pharmaceutical, diagnostic and chemical equipment)	3,130	146,492
BASF AG (Producer of chemicals)	3,306	111,286
Bayer AG (Producer of chemical products)	2,595	76,142
Deutsche Bank AG (c) (Provider of financial services)	4,200	232,483
Deutsche Lufthansa AG (Operator of international airline services)	9,202	95,246
Deutsche Telekom AG (Provider of telecommunication services)	12,633	194,433
Infineon Technologies AG (Manufacturer and marketer of semiconductors)	3,996	59,524
Metro AG (Operator of building, clothing, electronic and food stores)	4,200	139,868
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Operator of an insurance company)	656	172,997
Siemens AG (Manufacturer of electrical and electronic equipment)	4,549	216,590
		1,588,303
Hong Kong 0.5%
China Telecommunications Ltd.* (Provider of cellular telecommunication services)	22,000	66,706
India 0.5%
Infosys Technologies Ltd. (Developer of software)	1,500	70,815
Ireland 0.6%
Bank of Ireland (Provider of banking, life insurance and other financial services)	10,345	91,714
Italy 0.9%
Assicurazioni Generali SpA (Provider of insurance and financial services)	5,000	137,033
Japan 18.5%
Benesse Corp. (Provider of educational services)	2,800	86,527
Canon, Inc. (Producer of visual image and information equipment)	2,000	58,208
Daikin Industries Ltd. (Manufacturer of air conditioning equipment)	6,000	86,821
Daiwa Securities Group, Inc. (Provider of brokerage and other financial services)	20,000	130,804
East Japan Railway Co. (Operator of railroad services)	23	134,066
Fast Retailing Co., Ltd. (Operator of a casual clothing retail chain)	500	58,249
Fuji Photo Film Co., Ltd. (Manufacturer of various films, photographic paper, floppy discs, lenses and cameras)	3,000	99,084
Fuji Software, Inc. (Developer of software)	1,600	67,233
Honda Motor Co., Ltd. (Manufacturer of motorcycles, automobiles and power products)	3,200	114,846
Japan Tobacco, Inc. (Manufacturer and distributor of tobacco products)	22	143,885
KYORIN Pharmaceutical Co., Ltd. (Retailer of prescription medicines)	3,000	80,935
KYORIN Pharmaceutical Co., Ltd.* (b)	1,500	40,468
Matsushita Electric Industrial Co., Ltd. (Manufacturer of consumer electronic products)	5,000	59,271
Matsushita Electric Works Ltd. (Manufacturer of building materials and lighting equipment)	11,000	90,558
Mitsubishi Corp. (Operator of a general trading company)	17,000	130,363
Mitsubishi Estate Co., Ltd. (Provider of real estate services)	10,000	97,858
Mizuho Holdings, Inc. (Provider of financial services)	35	105,870
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied electronic computers)	1,000	62,786
NEC Corp. (Manufacturer of telecommunication and computer equipment)	10,000	90,746
NTT Data Corp. (Provider of system integration and networking system services)	18	78,728
NTT Docomo, Inc. (Provider of various telecommunication services and equipment)	9	122,139
Oriental Land Co., Ltd. (Operator of restaurants and Tokyo Disney)	1,100	81,385
Shin-Etsu Chemical Co., Ltd. (Producer and distributor of synthetic resins and chemicals)	5,600	184,500
Takeda Chemical Industries, Ltd. (Manufacturer of pharmaceutical products)	2,000	96,959
Tokyo Gas Co., Ltd. (Producer and supplier of gas)	43,000	133,936
Toppan Printing Co., Ltd. (Operator of commercial and publication printing operations)	7,000	65,181
Toyota Motor Corp. (Manufacturer of diversified automotive products)	4,600	111,691
UFJ Holding, Inc.* (Provider of various financial services)	30	133,911
		2,747,008
Korea 2.1%
Hyundai Motor Co., Ltd. (Manufacturer of automobiles)	4,770	76,852
Kookmin Bank (b) (Provider of banking services)	3,330	87,075
Korea Telecom Corp. (ADR) (Provider of telecommunications services)	6,700	139,628
		303,555
Mexico 2.2%
Grupo Financiero BBVA Bankomer SA de CV* (Provider of banking and financial services)	125,500	95,095
Telefonos de Mexico SA de CV "L" (ADR) (Provider of telecommunication services)	3,600	122,616
Wal-Mart de Mexico SA de CV "C" (Operator of discount stores)	48,000	103,725
		321,436
Netherlands 7.6%
Aegon NV (Provider of insurance and financial services)	3,036	76,237
Akzo Nobel NV (Producer and marketer of health care products, coatings, chemicals and fibers)	1,800	73,795
ASML Holdings NV* (Developer of photolithography projection systems)	4,100	59,043
Getronics NV (Provider of computer consulting and solution design services)	22,400	59,677
Heineken Holding NV "A" (Brewer of alcoholic beverages)	6,625	175,904
ING Groep NV (Provider of financial services to individuals, corporations and other institutions)	6,000	149,588
Royal Dutch Petroleum Co. (Explorer and producer of petroleum products)	6,000	305,117
Unilever NV (Manufacturer of packaged food and personal care products)	1,700	89,051
Vedior NV (Provider of temporary employment services)	14,903	136,817
		1,125,229
Russia 1.6%
Mobile Telesystems (ADR)* (Provider of cellular phone service)	3,500	99,120
OAO Gazprom (ADR)* (Provider of natural gas)	16,300	138,550
		237,670
Spain 1.5%
Banco Bilbao Vizcaya Argentaria SA (Provider of commercial banking services)	19,500	218,159
Sweden 0.5%
Ericsson LM "B" (Producer of advanced systems and products for wired and mobile communications)	16,800	72,794
Switzerland 2.7%
Nestle SA (Registered) (Producer and seller of food products)	747	154,996
Serono SA (Developer and marketer of biotechnology products)	84	66,375
Swiss Re (Provider of reinsurance, insurance and banking services)	900	92,545
Syngenta AG* (Producer of seeds and chemicals for crop protection)	1,548	79,115
		393,031
Taiwan 2.6%
Asustek Computer, Inc. (Manufacturer of computer motherboards)	44,000	150,493
Bank Sinopac (Provider of commercial banking services)	235,400	94,842
Taiwan Semiconductor Manufacturing Co.* (Manufacturer of integrated circuits and other semiconductor devices)	83,000	146,754
		392,089
Turkey 1.0%
Turkcell Iletisim Hizmetleri AS (ADR) (Provider of telecommunication services)	2,050	25,830
Turkcell Iletisim Hizmetleri AS* (Provider of telecommunication services)	26,124,000	129,189
		155,019
United Kingdom 21.8%
ARM Holdings PLC* (Designer of RISC microprocessors and related technology)	27,765	140,624
Barclays PLC (Provider of commercial and investment banking, insurance and other financial services)	10,817	325,882
BP PLC (Explorer and producer of oil and natural gas)	34,247	276,629
British Telecommunications PLC (Provider of telecommunication services)	34,723	175,865
Compass Group PLC (Operator of an international food service group)	19,904	145,276
Energis PLC* (Provider of local, national and international basic telecommunication services)	160,330	167,425
Friends Provident PLC* (Manager of a life assurance business)	25,895	68,968
GlaxoSmithKline PLC (Developer of vaccines, health-related consumer products, prescriptions and OTC medicines)	14,013	377,299
J Sainsbury PLC (Distributor of food)	37,300	204,117
National Grid Group PLC (Owner and operator of electric transmission systems)	19,300	137,075
Pearson PLC (Operator of a diversified media and entertainment holding company)	6,903	82,684
Railtrack Group PLC (b) (Operator of railway infrastructure)	11,164	0
Reed International PLC (Publisher of scientific, professional and business-to-business materials)	23,289	190,828
Reuters Group PLC (Provider of international news and information)	9,500	90,009
Royal Bank of Scotland Group PLC (Provider of a wide range of financial services)	14,691	351,722
Scottish & Southern Energy (Operator of electric power utilities)	14,791	142,077
Vodafone Group PLC (Provider of mobile telecommunication services)	151,915	351,545
		3,228,025
United States 0.5%
Yamada Denki Co., Ltd. (Operator of consumer electronic stores)	1,200	78,483
Total Common Stocks (Cost $17,576,952)		14,466,205

	Principal Amount ($)	Value ($)
Commercial Paper 2.5%
Federal Home Loan Bank, 2.46%**, 11/1/2001 (Cost $372,000)	372,000	372,000
Total Investment Portfolio - 100.0% (Cost $17,948,952) (a)		$14,838,205

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $18,087,721. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $3,249,516. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $437,243 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,686,759.
(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $127,543 (0.86% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2001, aggregated $248,310. These securities may also have certain restrictions as to resale.
(c) Affiliated company (see Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $17,948,952)	$ 14,838,205
Cash	98,641
Receivable for investments sold	106,500
Dividends receivable	11,243
Receivable for Fund shares sold	114,660
Foreign taxes recoverable	39,667
Total assets	15,208,916
Liabilities
Payable for investments purchased	207,567
Payable for Fund shares redeemed	24,942
Accrued management fee	9,751
Accrued reorganization costs	1,796
Accrued Directors' fees and expenses	7,148
Other accrued expenses and payables	72,079
Total liabilities	323,283
Net assets, at value	$ 14,885,633
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(3,110,747)
Foreign currency related transactions	(813)
Accumulated net realized gain (loss)	(7,552,508)
Paid-in capital	25,549,701
Net assets, at value	$ 14,885,633

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($14,497,979 / 2,879,225 shares of capital stock outstanding, $.01 par value, 33,333,333 shares authorized)	$ 5.04
Maximum offering price per share (100 / 94.25 of $5.04)	$ 5.35
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($279,661 / 59,155 shares of capital stock outstanding, $.01 par value, 33,333,333 shares authorized)
$ 4.73
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($107,993 / 22,810 shares of capital stock outstanding, $.01 par value, 33,333,334 shares authorized)
$ 4.73

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Dividends (net of foreign taxes withheld of $46,639)	$ 241,430
Interest	53,075
Total Income	294,505
Expenses: Management fee	155,355
Administrative fee	28,378
Custodian and accounting fees	52,540
Distribution service fees	55,057
Auditing	43,318
Legal	10,630
Directors' fees and expenses	15,806
Reports to shareholders	16,488
Registration fees	3,143
Reorganization	18,137
Other	2,660
Total expenses, before expense reductions	401,512
Expense reductions	(4,428)
Total expenses, after expense reductions	397,084
Net investment income (loss)	(102,579)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(7,552,508)
Foreign currency related transactions	2,932
(7,549,576)
Net unrealized appreciation (depreciation) during the period on: Investments	1,031,590
Foreign currency related transactions	18,037
1,049,627
Net gain (loss) on investment transactions	(6,499,949)
Net increase (decrease) in net assets resulting from operations	$ (6,602,528)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ (102,579)	$ 55,191
Net realized gain (loss) on investment transactions	(7,549,576)	18,085,050
Net unrealized appreciation (depreciation) on investment transactions during the period	1,049,627	(16,685,946)
Net increase (decrease) in net assets resulting from operations	(6,602,528)	1,454,295
Distributions to shareholders from: Net realized gains: Class A	(15,162,348)	(23,864,396)
Class B	(205,068)	(56,041)
Class C	(56,414)	(41,783)
Fund share transactions: Proceeds from shares sold	11,545,026	3,466,227
Reinvestment of distributions	7,347,747	6,080,578
Cost of shares redeemed	(17,905,806)	(17,381,956)
Net increase (decrease) in net assets from Fund share transactions	986,967	(7,835,151)
Increase (decrease) in net assets	(21,039,391)	(30,343,076)
Net assets at beginning of period	35,925,024	66,268,100
Net assets at end of period	$ 14,885,633	$ 35,925,024

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended October 31,	2001	2000[a]	1999	1998[b]	1997[c]	1996[c]
Selected Per Share Data
Net asset value, beginning of period	$ 13.28	$ 20.86	$ 23.42	$ 19.06	$ 15.67	$ 13.33
Income (loss) from investment operations:
Net investment income (loss)	(.03)[d]	.02[d]	.05[d]	.11	.24	.36
Net realized and unrealized gain (loss) on investment transactions	(2.21)	.05	(.75)	5.72	4.15	2.69
Total from investment operations	(2.24)	.07	(.70)	5.83	4.39	3.05
Less distributions from: Net investment income	-	-	(.14)	(.11)	(.17)	(.42)
Net realized gains on investment transactions	(6.00)	(7.65)	(1.72)	(1.36)	(.83)	(.29)
Total distributions	(6.00)	(7.65)	(1.86)	(1.47)	(1.00)	(.71)
Net asset value, end of period	$ 5.04	$ 13.28	$ 20.86	$ 23.42	$ 19.06	$ 15.67
Total Return (%)[e,f]	(26.96)	(1.82)	(3.38)	32.90**	29.86	24.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	14,498	35,401	66,005	387,126	315,059	263,935
Ratio of expenses before expense reductions (%)	1.91[g]	2.10	1.97	1.43*	1.22	1.25
Ratio of expenses after expense reductions (%)	1.89[g]	1.82	1.96	1.43*	1.22	1.25
Ratio of net investment income (loss) (%)	(.47)	.13	.29	.58*	1.29	2.46
Portfolio turnover rate (%)	100	135	76	10*	29	45

a On April 6, 2000, the Fund changed its name and objectives. Prior to that date, the Fund was known as Growth Fund of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. The Fund was renamed Kemper International Research Fund and then renamed once more as Scudder International Research Fund on May 25, 2001. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.
b For the eleven months ended October 31, 1998.
c For the years ended November 30.
d Based on average shares outstanding during the period.
e Total return does not reflect the effect of any sales charge.
f Total return would have been lower had certain expenses not been waived.
g The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.83% and 1.83%, respectively (see Notes to Financial Statements).
* Annualized ** Not annualized

Class B

Years Ended October 31,	2001	2000[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.94	$ 20.67	$ 22.98
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.15)	(.16)
Net realized and unrealized gain (loss) on investment transactions	(2.12)	.07	(2.15)
Total from investment operations	(2.21)	(.08)	(2.31)
Less distributions from: Net realized gains on investment transactions	(6.00)	(7.65)	-
Total distributions	(6.00)	(7.65)	-
Net asset value, end of period	$ 4.73	$ 12.94	$ 20.67
Total Return (%)[d,e]	(27.55)	(2.99)	(10.05)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	280	324	151
Ratio of expenses before expense reductions (%)	2.96[f]	3.71	2.86*
Ratio of expenses after expense reductions (%)	2.91[f]	2.85	2.84*
Ratio of net investment income (loss) (%)	(1.49)	(.98)	(.84)*
Portfolio turnover rate (%)	100	135	76*

a On April 6, 2000, the Fund changed its name and objectives. Prior to that date, the Fund was known as Growth Fund of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. The Fund was renamed Kemper International Research Fund and then renamed once more as Scudder International Research Fund on May 25, 2001. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.
b For the period December 14, 1998 (commencement of sales) to October 31, 1999.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charge.
e Total return would have been lower had certain expenses not been waived.
f The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.61% and 2.61%, respectively (see Notes to Financial Statements).
* Annualized
** Not annualized

Class C

Years Ended October 31,	2001	2000[a]	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.95	$ 20.67	$ 22.98
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.13)	(.14)
Net realized and unrealized gain (loss) on investment transactions	(2.14)	.06	(2.17)
Total from investment operations	(2.22)	(.07)	(2.31)
Less distributions from: Net realized gains on investment transactions	(6.00)	(7.65)	-
Total distributions	(6.00)	(7.65)	-
Net asset value, end of period	$ 4.73	$ 12.95	$ 20.67
Total Return (%)[d,e]	(27.73)	(2.94)	(10.05)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	108	200	112
Ratio of expenses before expense reductions (%)	3.51[f]	3.40	2.81*
Ratio of expenses after expense reductions (%)	2.90[f]	2.80	2.79*
Ratio of net investment income (loss) (%)	(1.48)	(.92)	(.79)*
Portfolio turnover rate (%)	100	135	76*

a On April 6, 2000, the Fund changed its name and objectives. Prior to that date, the Fund was known as Growth Fund of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. The Fund was renamed Kemper International Research Fund and then renamed once more as Scudder International Research Fund on May 25, 2001. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.
b For the period December 14, 1998 (commencement of sales) to October 31, 1999.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charge.
e Total return would have been lower had certain expenses not been waived.
f The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.63% and 2.62%, respectively (see Notes to Financial Statements).
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder International Research Fund (the ``Fund''), formerly Kemper International Research Fund is a diversified series of Scudder International Research, Inc. (the ``Corporation''), formerly Kemper Global/International Series, Inc., which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through October 31, 2001) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $7,437,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchase & Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term instruments) aggregated $20,053,534 and $32,971,294, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective May 29, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective May 29, 2001, the Fund, as approved by the Fund's Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.40%, 0.45% and 0.425% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period May 29, 2001 through October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 27,585	$ 5,066
Class B	575	109
Class C	218	40
	$ 28,378	$ 5,215

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to May 29, 2001, the amount charged to the Fund by SFAC aggregated $38,043.

Effective May 29, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 2,384	$ 351
Class C	888	151
	$ 3,272	$ 502

Effective May 29, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 50,694	$ 7,313
Class B	795	128
Class C	296	48
	$ 51,785	$ 7,489

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2001 aggregated $2,981.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2001, the CDSC for Class B and Class C was $195 and $46, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2001, Directors' fees and expenses aggregated $9,944. In addition, a one-time fee of $5,862 was accrued for payment to those Directors not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note G. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $2,931 of such costs.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,859,354	$ 11,198,499	156,637	$ 2,231,606
Class B	19,237	165,280	18,445	258,225
Class C	27,645	181,247	69,771	976,396
		$ 11,545,026		$ 3,466,227
Shares issued to shareholders in reinvestment of distributions
Class A	1,096,768	$ 7,118,026	469,353	$ 5,982,771
Class B	28,320	173,316	4,034	56,033
Class C	9,187	56,405	3,005	41,774
		$ 7,347,747		$ 6,080,578
Shares redeemed
Class A	(2,743,340)	$ (17,599,191)	(1,123,994)	$ (16,423,819)
Class B	(13,470)	(72,482)	(4,734)	(67,408)
Class C	(29,429)	(234,133)	(62,782)	(890,729)
		$ (17,905,806)		$ (17,381,956)
Net increase (decrease)
Class A	212,782	$ 717,334	(498,004)	$ (8,209,442)
Class B	34,087	266,114	17,745	246,850
Class C	7,403	3,519	9,994	127,441
		$ 986,967		$ (7,835,151)

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from November 1, 2000 through May 28, 2001, the Fund's custodian fees were reduced by $255. For the period from May 29, 2001 through October 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $151 for the custodian credits earned. Prior to May 29, 2001, transfer agent fees were reduced by $247.

Effective May 29, 2001, transfer agent credits are no longer used to reduce Fund expenses.

F. Line of Credit

The Fund and several other affiliated funds (``the Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under this agreement.

G. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $844 of such costs.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors and Shareholders of Scudder International Research Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder International Research Fund (the "Fund"), formerly Kemper International Research Fund, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder International Research Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Boston, Massachusetts
December 12, 2001

Tax Information (Unaudited)

The Fund paid distributions of $6.00 per share from net long-term capital gains during the year ended October 31, 2001, of which 100% represent 20% rate gains.

The Fund paid foreign taxes of $46,639 and earned $46,639 of foreign source income during the year ended October 31, 2001. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended October 31, 2001.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder International Research Fund, a series of Kemper Global/International Series, Inc., was held on May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matter was voted upon by the shareholders of all series of Kemper Global/International Series, Inc., voting together (the resulting votes for each matter are presented below).

1. To elect Directors to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Director	For	Withheld	Broker Non-Votes*
John W. Ballantine	3,590,120	103,651	0
Lewis A. Burnham	3,588,634	105,137	0
Mark S. Casady	3,585,842	107,929	0
Linda C. Coughlin	3,585,639	108,132	0
Donald L. Dunaway	3,593,988	99,783	0
James R. Edgar	3,585,491	108,280	0
William F. Glavin	3,586,073	107,698	0
Robert B. Hoffman	3,593,096	100,675	0
Shirley D. Peterson	3,591,121	102,650	0
Fred B. Renwick	3,588,404	105,367	0
William P. Sommers	3,588,865	104,906	0
John G. Weithers	3,591,514	102,256	0

The following matter was voted upon by the shareholders of Scudder International Research Fund only:

2. To ratify the selection of Ernst & Young LLP as the independent auditors of the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
2,004,989	41,893	32,563

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

The following matters were voted upon by the shareholders of each class of Scudder International Research Fund, as applicable:

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
1,755,108	212,990	52,695

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
43,966	0	0

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain
13,349	1,338	0

Officers and Directors

DIRECTORS
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady
Trustee and President
Linda C. Coughlin
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Philip J. Collora
Vice President and
Assistant Secretary
William E. Holzer
Vice President
Tara Kenney
Vice President
Kathryn L. Quirk
Vice President
Linda J. Wondrack
Vice President
John R. Hebble
Treasurer
Thomas Lally
Assistant Treasurer
Brenda Lyons
Assistant Treasurer
John Millette
Secretary
Caroline Pearson
Assistant Secretary

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
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Scudder Dynamic Growth Fund
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Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
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Tax-Free Income
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Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free IncomeFund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Dechert

10 Post Office Square Boston, MA 02110
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notes

Notes